Vivaldi Multi-Strategy Fund
Class A Shares

(Ticker Symbol: OMOAX)

Class I Shares

(Ticker Symbol: OMOIX)

A series of Investment Managers Series Trust II

Supplement dated July 19, 2019, to the

Prospectus and Statement of Additional Information (“SAI”),

both dated February 1, 2019, as supplemented.

Effective August 1, 2019 (the “Effective Date”), Brad Friedlander will no longer serve as a portfolio manager to the Vivaldi Multi-Strategy Fund (the “Fund”). Accordingly, as of the Effective Date, all references in the Prospectus and SAI to Mr. Friedlander are hereby deleted in their entirety. The portfolio managers listed in the tables below will continue to serve as portfolio managers of the Fund.

Investment Advisor	Portfolio Managers	Managed the Predecessor Fund/Fund Since:
Vivaldi Asset Management, LLC	Michael Peck, CFA, President, Co-CIO, PM Scott Hergott, Director of Research, Co-CIO, PM Jeff O’Brien, PM Kyle Mowery, PM Brian Murphy, PM	2014 2014 2015 2015 2015

Sub-Advisors	Portfolio Managers	Managed the Predecessor Fund/Fund Since:
RiverNorth Capital Management, LLC	Patrick W. Galley, CFA, PM Stephen O’Neill, CFA, PM	2016 2016
Angel Oak Capital Advisors, LLC	Sam Dunlap Berkin Kologlu Sreeniwas V. Prabhu Kin Lee Colin McBurnette	2017 2017 2017 2017 2017

Please file this Supplement with your records.